UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

SIGILON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39746	47-4005543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Binney Street, Suite 600, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 336-7540

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.001 par value per share	SGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed on June 23, 2022 in the Current Report on Form 8-K filed by Sigilon Therapeutics, Inc. (the “Company”), on June 22, 2022, the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notified the Company that, based upon the closing bid price for the Company’s common stock for the 30 prior consecutive business day period, the Company no longer satisfied the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1), and that it had been provided a 180-calendar day grace period to regain compliance with that requirement, which period expired December 19, 2022.

On December 20, 2022, the Company received notice from the Staff indicating that the Staff had determined to delist the Company’s securities from The Nasdaq Global Select Market based upon the Company’s continued non-compliance with the $1.00 bid price requirement unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company intends to timely request a hearing before the Panel, which request will stay any further action by the Staff pending the Panel’s decision. The hearing request submitted by the Company would also stay the suspension of securities until the Panel’s decision, and thus, the Company’s common stock would continue to trade on The Nasdaq Global Select Market during this period. There can be no assurance that the Panel will determine to continue the Company’s listing or that the Company will be able to evidence compliance with the applicable listing criteria within the period of time that may be granted by the Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGILON THERAPEUTICS, INC.

By:	/s/ Rogerio Vivaldi Coelho, M.D.
Rogerio Vivaldi Coelho, M.D.
President and Chief Executive Officer

Date: December 21, 2022